THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS LIMITING LENDER'S LIABILITY FOR NEGLIGENCE

NOTICE OF CONFIDENTIALITY RIGHTS: If you are a natural person, you may remove or strike any or all of the following information from any instrument that transfers an interest in real property before it is filed for record in the public records: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER

LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, AND ASSIGNMENT OF LEASES AND RENTS

This Leasehold Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents (this "Deed of Trust") is executed as of February __10_, 2010, by WESTWAY TERMINAL COMPANY LLC, a Delaware limited liability company ("Grantor"), whose address for notice hereunder is 365 Canal Street, Suite 2900, New Orleans, LA 70130, to Jack Smith, Trustee ("Trustee"), whose address is 707 Travis, 12th Floor
Houston, TX  77002, for the benefit of JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, a national banking association ("Beneficiary"), whose address for notice is 10 South Dearborn, 7th Floor, Chicago, IL 60603.

WHEREAS, PORT OF HOUSTON AUTHORITY OF HARRIS COUNTY, TEXAS, a body politic and a governmental subdivision of the State of Texas (together with its successors and assigns, the "Landlord") is the owner of certain Realty (as defined below) and has entered into those certain lease agreements more particularly described as part of the description of the Land in Exhibit "A" attached hereto by and between Landlord, as landlord, and Grantor, as tenant (collectively, and as renewed, extended, amended, or otherwise modified from time to time, the "Lease Agreement") with respect to the Realty;

WHEREAS, the Grantor will derive substantial direct and indirect economic and other benefits under that certain Credit Agreement, dated effective as of November 16, 2009 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), among the Westway Group, Inc. ("Borrower"), on the one hand, and Beneficiary (as Administrative Agent and Syndication Agent for Lenders) and Lenders, on the other hand;

WHEREAS, among other conditions precedent, it is a condition precedent to the making of the loans and the extensions of credit under the Credit Agreement that the Grantor execute this Deed of Trust in order to, among other things, grant to Beneficiary a first deed of trust lien on Grantor's leasehold estate in the Land and certain other property of Grantor, as more particularly set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor, Beneficiary, and the Trustee hereby agree as follows:

  DEFINITIONS

    Definitions. As used herein, the following terms shall have the following meanings:

      "Governmental Requirement": Shall be as defined in the Credit Agreement.

      "Indemnitee": Shall be as defined in the Credit Agreement, but shall, for the purposes of this Deed of Trust, expressly and additionally include the Trustee.

      "Indebtedness": The sum of all  all principal, interest and other amounts due under or secured by the Loan Documents,  all principal, interest, and other amounts which may hereafter be loaned by Lenders, their successors or assigns, to or for the benefit of Borrower or the other Loan Parties, when evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and  all other indebtedness, obligations and liabilities now or hereafter existing of any kind of the Loan Parties to Lenders under documents which provide, directly or indirectly, that they are intended to be secured by this Deed of Trust.

      "Leasehold Estate": Means the Lease Agreement and the leasehold estate of the Grantor now or hereafter created thereby in the Realty, including all options to renew or extend the Lease Agreement or expand the property covered thereby, if any, and all rights, if any, to purchase the property subject to the Lease Agreement.

      "Loan Documents": Shall have the meaning ascribed to such term in the Credit Agreement.

      "Mortgaged Property": All estate, right, title, interest, claim and demand whatsoever which Grantor now has or hereafter acquires, either in law or in equity, in possession or expectancy, of, in and to:  the Leasehold Estate,  all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"),  all materials, supplies, appliances, equipment (as such term is defined in the UCC), apparatus and other items of personal property now owned or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"),  all goods, inventory, accounts, general intangibles, software, instruments, letters of credit, letter of credit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the UCC, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Personalty"),  all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts (including accounts holding security deposits) maintained by Grantor with respect to the Mortgaged Property,  all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"),  all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"),  all of the rents, revenues, income, proceeds, profits, security and other types of deposits, lease cancellation payments and other benefits paid or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling, terminating the occupancy of or otherwise enjoying the Mortgaged Property (the "Rents"),  all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Property Agreements"),  all rights, privileges, tenements, hereditaments, rights of way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof,  all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof,  all insurance policies (regardless of whether required by Beneficiary), unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, and   any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Leasehold Estate, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein, wherever located. Notwithstanding anything herein to the contrary, in no event shall the Mortgaged Property include, and Grantor shall not be deemed to have granted a security interest in, any of Grantor's right, title or interest (a) in any contracts, instruments, licenses or other agreements, as to which the grant of a security interest therein would (i) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other agreement the right to terminate its obligations thereunder in any asset, or (b) the granting of a security interest in which would be void, voidable or illegal under any applicable Governmental Requirement, that would result in, or permit the termination of the right, title or interest of Grantor in or to such asset; provided that any of the foregoing exclusions set forth in clause (a) or (b) above shall not apply if (x) such prohibition has been waived or such other party has otherwise consented to the creation hereunder of a security interest in such asset or (y) such prohibition would be rendered ineffective pursuant to Section 9-406, 9-407 or 9-408 of Article 9 of the UCC or any other Governmental Requirement; and provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, Grantor shall be deemed to have granted a security interest in all its rights, title and interests in and to such contract or agreement.

      "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by the Loan Parties or any other person or entity to Beneficiary, Lenders, Trustee or others as set forth in the Loan Documents.

      Organizational Documents: Grantor's present or subsequently effective articles or certificate of incorporation, articles or certificate or organization or formation, bylaws, regulations, or partnership, limited partnership, limited liability company, joint venture, trust or other form of business association agreement, as the case may be.

      "Permitted Encumbrances": Shall mean Excepted Liens (as that term is defined in the Credit Agreement).

      "Proceeds": So much of the proceeds of insurance or condemnation awards as remains after payment of all expenses, costs, and taxes, including reasonable attorney's fees and extraordinary expenses, incurred in obtaining such proceeds or award; provided, however, that this term does not include proceeds from business interruption insurance.

      "Realty" means (a) all of the fee interests, easements, rights-of-way, servitudes, and other interests in and to the real property covered by the Lease Agreement and described on Exhibit "A" attached hereto and made a part hereof (the "Land"), (b) all present and future real property acquired for use in connection with such properties, and (c) all present and future tenements, hereditaments, privileges, easements, franchises, rights, appendages, and appurtenances belonging or in any way appertaining to any and all such properties.

      "UCC": The Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the UCC is used to define any term herein or in any other Loan Documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

  All initially capitalized, undefined terms used in this Deed of Trust shall have the meanings ascribed to such terms in the Credit Agreement.

  GRANT

    Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, SELLS and CONVEYS to Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances;

  TO HAVE AND TO HOLD, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee; provided, however, that if the Loan Parties shall pay (or cause to be paid) the Indebtedness and shall perform and discharge (or cause to be performed and discharged) the Obligations, then in that case only (and subject to the limitations contained in this Deed of Trust), the liens, security interests, estates and rights granted by this Deed of Trust shall terminate and be released by Beneficiary at Grantor's expense; otherwise same shall remain in full force and effect. A certificate or statement from Beneficiary confirming that the Indebtedness has not been paid in full or that the Obligations have not been fully performed and discharged shall be sufficient evidence thereof for the purposes of reliance by third parties on that fact.

  WARRANTIES, REPRESENTATIONS AND COVENANTS

  Grantor warrants, represents and covenants to, and agrees with, Beneficiary as follows:

    Organization and Power. Grantor has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

    Validity and Enforceability of Loan Documents. The execution, delivery and performance by Grantor of the Loan Documents to which it is a party: (a) are within the powers of Grantor and have been duly authorized by Grantor (and all requisite actions for such authorization have been taken); (b) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable against Grantor in accordance with the terms thereof; and (c) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under, any Organizational Documents or any Governmental Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor's property or assets, except as contemplated by the provisions of the Loan Documents. The Loan Documents to which Grantor is a party constitute the legal, valid and binding obligations of Grantor enforceable in accordance with their respective terms.

    Information. Grantor has fully disclosed to Beneficiary all known facts material to the Mortgaged Property. All financial statements and other information, reports, papers and data given to Beneficiary with respect to Borrower or other Loan Parties, or the Mortgaged Property, are accurate, complete and correct in all material respects and do not omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being materially misleading. All such financial statements fairly present the financial condition and results of operations of such applicable person or the other subject of such financial statements, and since the date thereof there has been no material adverse change in such financial condition or operation.

    Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Grantor threatened, against or affecting the Mortgaged Property, or involving the validity or enforceability of this Deed of Trust or any of the other Loan Documents or the priority of the liens and security interests created by the Loan Documents that individually or in the aggregate, if resolved adversely to Grantor, would reasonably be expected to result in a Material Adverse Effect, and no event has occurred which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a material default under, any Organizational Document or any Governmental Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor's property other than the liens and security interests created by the Loan Documents.

    Use of Loan Proceeds. No part of the proceeds from the Loans evidenced by the Loan Documents will be used for the purposes (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin stock", as such terms are defined in Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System, or for the purpose of reducing or retiring any indebtedness which was originally incurred for such purpose.

    Title to Mortgaged Property and Lien of This Instrument. Grantor owns the Mortgaged Property, and leases the Leasehold Estate free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Mortgaged Property. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property. Where any of the Mortgaged Property is in the possession of a third party, Grantor will join with Beneficiary in notifying the third party of Beneficiary's security interest and obtaining an acknowledgment from the third party that it is holding such Mortgaged Property for the benefit of Beneficiary. Grantor will cooperate with Beneficiary in obtaining control (for lien perfection purposes under the UCC) with respect to any Mortgaged Property consisting of deposit accounts, letter of credit rights or electronic chattel paper.

    First Lien Status. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense,  give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and  pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

    No Other Liens. Grantor will not, without the prior written consent of the Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances and liens and security interests on the Mortgaged Property to the extent such liens and security interests are permitted by the other Loan Documents, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of the Beneficiary, Grantor will cause the same to be promptly discharged and released. Grantor will not in the future acquire any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease (other than the Lease Agreement), license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of the Beneficiary.

    Payment and Performance. Grantor shall fully pay and perform the Obligations in the Loan Documents to which Grantor is a party in full as and when they are required to be performed.

    Taxes and Other Impositions. Grantor, and each constituent member of Grantor, have filed all federal, state, county, municipal and city income and other tax returns required to have been filed by such person and have paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by them, and Grantor knows of no basis for any additional assessment in respect of any such taxes. In addition, Grantor has paid in full all sums owing or claimed for labor, material, supplies, personal property (whether or not forming a Fixture hereunder) and services of every kind and character used, furnished or installed in or on the Mortgaged Property. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, before the same become delinquent, including but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, and shall deliver promptly to the Beneficiary such evidence of the payment thereof as the Beneficiary may reasonably require. The Grantor may, after notifying the Beneficiary, and at the Grantor's expense, in good faith contest any such taxes, assessments, other charges or levies or utility and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom. Pending such contest, Grantor shall not be deemed in default hereunder because of such nonpayment if, prior to delinquency of the asserted tax or assessment, Grantor deposits with the Beneficiary an amount equal to at least 110% of the tax or assessment being contested by Grantor plus a reasonable additional sum to pay all costs, interest and penalties which may be imposed or incurred in connection therewith, conditioned that such tax or assessment, with interest, cost and penalties, be paid as herein stipulated, and if Grantor is diligently and in good faith contesting the validity, amount, or application of the asserted tax or assessment, and if Grantor promptly pays any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, on or before the date such judgment becomes final; and provided, further, that in any event, the tax, assessment, penalties, interest and costs shall be paid prior to the date on which any writ or order is issued under which the Mortgaged Property may be sold in satisfaction thereof.

    Insurance. Subject to the Credit Agreement, Grantor will keep the Mortgaged Property insured as is customary for similarly situated property and, in any event, as reasonably required by Beneficiary. Grantor further agrees that Grantor will deliver to the Beneficiary the original policies evidencing such insurance and any additional insurance which shall be taken out upon any part of the Mortgaged Property and, upon request by Beneficiary, receipts evidencing the payment of all premiums, and will deliver certificates evidencing renewals of all such policies of insurance to the Beneficiary at least 15 days before any such insurance shall expire in and to such policies then in force concerning the Mortgaged Property.

    Condemnation. Grantor shall notify the Beneficiary as provided herein of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. The Beneficiary shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice, such participation and legal representation to be at the Beneficiary's expense.

    Damage, Destruction, and Condemnation; Use of Proceeds.

      Condemnation Awards. Grantor assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.

      Insurance Proceeds. Subject to the terms of the Credit Agreement, Grantor assigns to Beneficiary all Proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property, and Grantor authorizes Beneficiary to collect and receive such Proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly, subject to the terms of the Credit Agreement.

      Casualty Events. Within ten (10) days of its occurrence, the Grantor shall notify the Beneficiary of any Casualty Event. If, as a result of any Casualty Event, the Mortgaged Property, or any part of the Mortgaged Property, is damaged or destroyed, or the Mortgaged Property, or any part of the Mortgaged Property, shall be condemned or acquired for public use and the Proceeds as a result of such a Casualty Event exceed $250,000, the Grantor shall, within thirty (30) days after receiving actual notice of such damage, and written notice of the amount of insurance Proceeds or condemnation Proceeds, as the case may be, available to Grantor for repair and restoration of the damage or destruction, destruction or condemnation and, after written notice to the Beneficiary, elect to follow one of the two courses of action described below:

        Alternative A: Repair and Restoration. If the Mortgaged Property can be repaired or restored to substantially the same condition as existed prior to the event causing such damage or destruction, or the effect of the combination can be relieved so that the status of the Mortgaged Property will be restored to substantially the same status as existed prior to the event causing such condemnation, without, in either case, jeopardizing repayment of the principal of and interest on the Indebtedness, and Grantor elects to repair and restore the Mortgaged Property, the Proceeds will be deposited with the Beneficiary and held in a special escrow account of the Beneficiary to be applied to repair, replace, or improve the Mortgaged Property. Proceeds held in such escrow account held by the Beneficiary shall be disbursed by the Beneficiary for the repair, replacement, or improvement of the Mortgaged Property upon receipt by the Beneficiary from the Grantor of (A) an architect's certificate with each draw submitted by Grantor stating that the repairs, replacements, or improvements completed through the date of such draw are practical and necessary, have been completed in accordance with plans and specifications previously provided to the Beneficiary, and that such repairs, replacements, or improvements comply with all applicable statutes, codes, and regulations; (B) a certificate stating that sufficient moneys are available to cause such repair, restoration, replacements, or improvements; (C) requisitions and certificates from the Grantor in the form reasonably acceptable to the Beneficiary; (D) applicable lien waivers; and (E) an endorsement to the title insurance policy insuring the continued priority of the lien of this Mortgage. The Beneficiary shall retain ten percent (10%) of the requested disbursements to be disbursed upon final completion of the repairs, replacements, or improvements as certified by an independent architect and receipt of waivers of liens and an endorsement to the title policy for the Mortgaged Property insuring the continued priority of the lien of this Mortgage. If at any time during the restoration, the Proceeds are less than the estimated cost to repair the Mortgaged Property, the Grantor shall pay an amount equal to the shortfall. The Grantor may rely upon the advice of architects, engineers, accountants, financial consultants, attorneys, or other experts selected by it in the foregoing matters. Any Proceeds in excess of the amount required to repair and restore the Mortgaged Property under this Alternative A, at the direction of the Grantor, shall either be used to prepay the Indebtedness or disbursed to the Grantor.

        Alternative B: Prepayment of Indebtedness. The Grantor shall apply, or cause to be applied, the Proceeds relating to such Casualty Event to prepay the Indebtedness.

      If, in accordance with this Section, the Grantor elects to repair, restore, or replace the Mortgaged Property and the Proceeds are insufficient to pay in full the cost of any repair, restoration, modification, or improvement, the Grantor will nonetheless complete the work and will pay any costs in excess of the amount of the Proceeds held by the Beneficiary, and, upon the request of Beneficiary, will deposit with Beneficiary amounts sufficient to cover the full amount of such shortfall. The Grantor agrees that if by any reason any of such insufficiency of the Proceeds, the Grantor shall make any payment pursuant to the provisions of this Section, the Grantor shall not be entitled to any reimbursement therefor from the Beneficiary, nor shall the Grantor be entitled to any diminution of the amounts payable under the Indebtedness.

    Compliance with Governmental Requirements. The Mortgaged Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Governmental Requirements in all material respects. The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Governmental Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Governmental Requirement. To Grantor's knowledge, no part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Grantor receives a notice or claim from any person that the Mortgaged Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Governmental Requirement, Grantor will promptly furnish a copy of such notice or claim to the Beneficiary. Grantor has received no notice and has no knowledge of any such noncompliance.

    Maintenance and Repair. Grantor will keep the Mortgaged Property in good working order, repair, and condition (reasonable wear and tear excepted), causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld make any structural alteration to the Mortgaged Property or any other alteration thereto that impairs the value thereof.

    Operation of Mortgaged Property. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Governmental Requirements in all material respects and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner that violates any Governmental Requirement in any material respect or that constitutes a public or private nuisance or that makes void, voidable or cancelable, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner that would result in such use becoming a nonconforming use under applicable zoning ordinances or any other Governmental Requirement without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld. With the exception of the Permitted Encumbrances, Grantor will not impose any easement, restrictive covenant or encumbrance upon the Mortgaged Property, execute or file any subdivision plat or condominium declaration affecting the Mortgaged Property without the prior written consent of the Beneficiary. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of the Beneficiary, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all lawful and valid debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the maintenance, operation and development of the Mortgaged Property to be promptly paid.

    Status of Grantor; Suits and Claims; Loan Documents. Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Mortgaged Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Mortgaged Property. Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Governmental Requirement to which Grantor or the Mortgaged Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the Indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) that affects the Mortgaged Property (including, without limitation, any that challenges or otherwise pertains to Grantor's title to the Mortgaged Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Grantor's knowledge, threatened) against Grantor, except as has been disclosed in writing to the Beneficiary in connection with the debt evidenced by the Indebtedness. The Loan Documents constitute legal, valid and binding obligations of Grantor enforceable in accordance with their terms, except as the enforceability thereof may be limited by the bankruptcy laws or any other debtor relief laws of the United States or any state or any other competent jurisdiction and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The debt evidenced by the Indebtedness is solely for business purposes, and is not for personal, family, household or agricultural purposes. Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Grantor shall have notified the Beneficiary of such change prior to the effective date of such change, and shall have first taken all action required by the Beneficiary for the purpose of further perfecting or protecting the lien and security interest of the Beneficiary in the Mortgaged Property.

    Further Assurances. Grantor will, promptly on request of Beneficiary, (i) correct any defect, error or omission that may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Beneficiary to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary or proper in the reasonable determination of Beneficiary to enable Beneficiary to comply with the requirements or requests of any agency having jurisdiction over Beneficiary or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Beneficiary pursuant to this Mortgage.

    Fees and Expenses. Without limitation of any other provision of this Mortgage or of any other Loan Document, but as expressly limited by the terms of such other Loan Documents, and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Beneficiary and/or Trustee on demand to the extent paid by Beneficiary and/or Trustee: (i) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket reasonable costs and expenses of every character incurred by Beneficiary and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the debt evidenced by the Loan Documents, and any and all amendments and supplements to this Deed of Trust, the Indebtedness or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

    Assignment and Transfer. Grantor expressly agrees that if Grantor, without the prior written consent of Beneficiary, which may be withheld in Beneficiary's sole discretion, sells, exchanges, assigns or otherwise disposes of all or any portion of the Mortgaged Property or rents or leases any of the Mortgaged Property for any period in excess of one (1) year, other than intercompany leases with other Loan Parties that are expressly made subordinate to the lien of this Deed of Trust, Beneficiary shall have the right and option to declare the entire amount of the Indebtedness immediately due and payable. Any Change in Control of Grantor shall be deemed to be within the prohibition contained within this paragraph and shall require the prior written consent of Beneficiary, without which the rights of Beneficiary contained in this paragraph shall be triggered. The right and option granted hereunder, to the extent permitted by law, shall be absolute, irrespective of whether the sale, exchange, assignment or transfer would or might: (i) diminish the value of the security for the Indebtedness; (ii) result in an Event of Default hereunder; (iii) compel the Beneficiary hereof to seek any remedies available to it, whether at law or in equity; or (iv) add or remove the liability of any person or entity for payment or performance of the Indebtedness or any covenant or obligation under this Deed of Trust.

    Grantor to Benefit. Grantor confirms that it is an Affiliate of Borrower. In this regard, the conveyance of the Mortgaged Property in trust to Trustee pursuant to this Deed of Trust, and Grantor's representations, warranties and obligations pursuant to this Deed of Trust, reasonably may be expected to benefit, directly or indirectly, Grantor; and Grantor has determined that the execution, delivery, and performance of this Deed of Trust is necessary and convenient to the conduct, promotion and attainment of the business of the Grantor and of Borrower.

    Replacement of Fixtures and Personalty. Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Beneficiary. Grantor shall not incorporate into the Mortgaged Property any item of personalty, fixtures or other property that is not owned by Grantor free and clear of all liens or security interests except for items leased pursuant to the Lease Agreement and except for the liens and security interests in favor of Beneficiary created by the Loan Documents.

    Maintenance of Rights of Way, Easements and Licenses. Grantor shall maintain or shall use commercially reasonable efforts to cause Landlord to maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Beneficiary, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property. Grantor shall comply with all restrictive covenants affecting the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property and shall be subject to the terms of the Lease Agreement.

    Inspection. Grantor shall permit Trustee and Beneficiary, and their agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

    Compliance with Anti-Forfeiture Laws. Grantor will not commit any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any money paid in performance of Grantor's obligations under the Loan Documents.

    Post-Closing Costs. Grantor will promptly pay to Beneficiary any administrative fees and reimburse Beneficiary for all of Beneficiary's costs and expenses (including without limitation reasonable attorneys' fees) associated with reviewing and processing requests of Grantor made after the date hereof.

    Performance of Leases. Grantor shall (a) duly and punctually perform and comply with any and all representations, warranties, covenants and agreements binding upon it under each of the Leases, (b) except in the ordinary course of business, and exercising reasonable care of a prudent operator or manager of properties similarly situated to the Mortgaged Property, not voluntarily terminate, cancel or waive its rights or the obligations of any other party under any of the Leases, (c) use commercially reasonable efforts to maintain each of the Leases in force and effect during the full term thereof, and (d) appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases or the representations, warranties, covenants and agreements of it or the other party or parties thereto.

    INDEMNIFICATION AND HOLD HARMLESS. GRANTOR SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE FROM AND AGAINST, AND GRANTOR SHALL BE RESPONSIBLE FOR, ANY AND ALL LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITY), ACTIONS, DEMANDS, PENALTIES, FINES, LOSSES, COSTS OR EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' AND EXPERTS' FEES AND EXPENSES), SUITS, COSTS OF ANY SETTLEMENT OR JUDGMENT, AND CLAIMS OF ANY AND EVERY KIND WHATSOEVER, WHETHER ARISING IN EQUITY, AT COMMON LAW, OR BY STATUTE, OR UNDER THE LAW OF CONTRACTS, TORTS (INCLUDING WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY WITHOUT REGARD TO FAULT) OR PROPERTY, OF EVERY KIND OR CHARACTER (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR PERSONAL INJURY, EMOTIONAL DISTRESS, REAL AND PERSONAL PROPERTY DAMAGE, AND ECONOMIC LOSS), WHICH MAY NOW OR IN THE FUTURE (WHETHER BEFORE OR AFTER THE RELEASE OF THIS DEED OF TRUST) BE PAID, INCURRED OR SUFFERED BY OR ASSERTED OR AWARDED AGAINST EACH INDEMNITEE, BY ANY PERSON OR ENTITY OR GOVERNMENTAL AUTHORITY, OR AFFECTING THE MORTGAGED PROPERTY OR THE LOAN DOCUMENTS, RESULTING FROM, ARISING OUT OF, BY REASON OF, ON ACCOUNT OF, OR IN CONNECTION WITH: (I) THE FAILURE OF GRANTOR TO TIMELY PAY THE INDEBTEDNESS OR TO PERFORM OR DISCHARGE THE OBLIGATIONS OR OTHERWISE TO COMPLY WITH THE PROVISIONS OF THE LOAN DOCUMENTS, (II) ANY BODILY INJURY OR DEATH OR PROPERTY DAMAGE OCCURRING IN OR UPON THE MORTGAGED PROPERTY THROUGH ANY CAUSE WHATSOEVER; (III) ANY act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgaged Property or with thE LOAN DOCUMENTS; (iv) ANY INACCURACY OF ANY REPRESENTATION OR WARRANTY OF GRANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH; OR (V) ANY ACTS PERFORMED BY BENEFICIARY PURSUANT TO THE PROVISIONS OF SECTION 9.7 OF THIS DEED OF TRUST, NOTWITHSTANDING THE NEGLIGENCE OR STRICT LIABILITY (WITHOUT REGARD TO FAULT), OF EACH INDEMNITEE, AND ALL COSTS AND EXPENSES INCURRED BY EACH INDEMNITEE IN PROTECTING THEIR INTERESTS HEREUNDER IN SUCH AN EVENT (INCLUDING ALL COURT COSTS AND REASONABLE ATTORNEYS' FEES) SHALL BE BORNE BY GRANTOR. However, such indemnities shall not apply to any indemnITEE party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such indemniTEE. The obligations of the Grantor contained in this SEction 3.28 shall survive the foreclosure of this Deed of Trust and shall further survive the repayment of the Indebtedness, the termination hereof and the discharge of the other Obligations under this Deed of Trust and the other Loan Documents.

    Covenants Concerning the Lease Agreement. Grantor warrants, represents and covenants to Beneficiary as follows with respect to the Lease Agreement:

      The Lease Agreement is in full force and effect and the Grantor has delivered to Beneficiary an accurate and complete copy of the Lease Agreement, including all amendments, modifications, and supplements thereto. The Grantor shall not terminate, amend, or modify the Lease Agreement, or surrender all or any portion of the Leasehold Estate, without the prior written consent of Beneficiary. The Grantor shall give Beneficiary not less than 30 days prior written notice of its intent to exercise any option to expand the property covered by the Lease Agreement. All rent, additional rent, and other charges due and payable under the Lease Agreement have been paid. The Grantor is not in default under any of the terms of the Lease Agreement, and there are no circumstances which, with the passage of time or the giving of notice, would constitute a default with respect to the Grantor under the Lease Agreement. To the knowledge of the Grantor, the Landlord is not in default under any of the terms of the Lease Agreement, and there are no circumstances which, with the passage of time or the giving of notice, would constitute a default with respect to the Landlord under the Lease Agreement.

      The Grantor promptly shall pay, when due and payable in accordance with the provisions of the Lease Agreement, the rent and all other sums and charges payable under the Lease Agreement. The Grantor promptly shall perform and observe all of its obligations under the Lease Agreement, within the applicable periods provided therein, including any grace or cure periods provided thereunder, and shall do all things reasonably necessary to preserve and to keep unimpaired its rights thereunder. The Grantor shall not take and shall not permit any action or event which could result in a default under the Lease Agreement. The Grantor shall immediately deliver to Beneficiary copies of any notice of default by any party under the Lease Agreement, or of any notice from the Landlord of its intention to terminate the Lease Agreement or to reenter and take possession of the Leasehold Estate. The Grantor shall promptly furnish to Beneficiary copies of such information and evidence as Beneficiary may reasonably request concerning the Grantor's due performance of the terms, covenants, and conditions of the Lease Agreement. The Grantor shall not consent to the subordination of its Leasehold Estate to any mortgage of the fee interest in the Leasehold Estate.

      If the Grantor defaults in the performance of its obligations under the Lease Agreement, including any default in the payment of any sums payable thereunder, then Beneficiary may cure the default and exercise all of the rights of the Grantor under the Lease Agreement necessary to cure the default in the name of and on behalf of the Grantor. The Grantor, at its sole cost and expense, shall execute and deliver to Beneficiary, within five days after request, such documents, instruments, or agreements as may be required to permit Beneficiary to cure any default under the Lease Agreement. The Grantor shall, on demand, reimburse Beneficiary for all expenses incurred by Beneficiary in curing any such default (including, without limitation, reasonable attorneys' fees and disbursements). All such expenses shall be a demand obligation owed by the Grantor to Beneficiary and shall bear interest from the date of the advance until paid at the highest lawful rate.

      The Grantor shall give Beneficiary notice of its intention to exercise each and every option, if any, to extend the term of the Lease Agreement, at least 20 but not more than 60 days prior to the expiration of the time to exercise such option under the terms thereof. If the Grantor intends to extend the term of the Lease Agreement, it shall deliver to Beneficiary with the notice of such decision, a copy of the notice of extension delivered to the Landlord. If the Grantor does not intend to extend the term of the Lease Agreement, Beneficiary may exercise the option to extend in the name and on behalf of the Grantor. In any event, the Grantor hereby appoints Beneficiary its attorney-in-fact to execute and deliver, for and in the name of the Grantor, all instruments and agreements necessary under the Lease Agreement or otherwise to cause any extension of the term thereof. This power, being coupled with an interest, shall be irrevocable as long as the Indebtedness remains unpaid and any other Obligations remained unperformed.

      If the Lease Agreement is cancelled or terminated, and if Beneficiary or its nominee shall acquire an interest in any new lease of the property covered thereby, the Grantor shall have no right thereunder.

      Notwithstanding anything to the contrary herein, Beneficiary shall have no liability or obligation under the Lease Agreement by reason of its acceptance of this Deed of Trust. Beneficiary shall be liable for the obligations of the tenant arising under the Lease Agreement only to the extent expressly assumed in writing.

      It is hereby agreed that the fee estate with respect to the Leasehold Estate and Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Landlord, the Grantor, or a third party. If the Grantor shall acquire fee title to the Leasehold Estate, or any other right, title, or interest in the property demised under the Lease Agreement, including any additional property demised under the Lease Agreement pursuant to the exercise of an option thereunder, or any portion thereof, then, immediately upon the Grantor's acquisition thereof, this Agreement automatically shall spread to cover the Grantor's fee interest in the Leasehold Estate on the same terms, covenants, and conditions as set forth herein. It is the intention of the Grantor and Beneficiary that no documents, instruments, or agreements shall be necessary to confirm the foregoing spread of this Agreement to cover the Grantor's fee interest in the Leasehold Estate, and that such spread shall occur automatically upon the consummation of the Grantor's acquisition of such fee estate, title, or interest in the Leasehold Estate. Notwithstanding the foregoing, the Grantor shall execute and deliver to Beneficiary, in form satisfactory to Beneficiary, all documents, instruments, agreements, or assurances as may be required by Beneficiary to confirm the foregoing spread of this Agreement. The Grantor shall pay all expenses incurred by Beneficiary in connection with the preparation, execution, delivery, and recording of any such documents, including all filing, registration, and recording fees and charges, documentary stamps, mortgage taxes, intangible taxes, and reasonable attorneys' fees, costs, and disbursements.

      The lien of this Agreement shall attach to any and all of the Grantor's rights and remedies arising hereafter under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. S 365(h), including all of the Grantor's rights to remain in possession of the Mortgaged Property.

      The Grantor shall not, without first obtaining Beneficiary's prior written consent, elect to treat the Lease Agreement as terminated under Subsection 365(h)(1) of the United States Bankruptcy Code, 11 U.S.C. S101 et seq. (the "Bankruptcy Code"). Any such election made without first obtaining Beneficiary's prior written consent shall be void.

      The Grantor hereby unconditionally assigns, transfers, and sets over to Beneficiary all of the Grantor's claims and rights to the payment of damages arising from any rejection by the Landlord under the Bankruptcy Code. Beneficiary shall have the right to proceed in its own name or in the name of the Grantor in respect of any claim, suit, action, or proceeding relating to the rejection of the Lease Agreement, including the right to file and prosecute, with or without the joinder of the Grantor, any proofs of claim, complaints, motions, applications, notices, and other documents in any case with respect to the Landlord under the Lease Agreement under the Bankruptcy Code. This assignment constitutes a present, irrevocable, and unconditional assignment of the foregoing claims, rights, and remedies, and shall continue in effect until this Agreement shall have terminated. Any amounts received by the Grantor as damages arising out of the rejection of the Lease Agreement as aforesaid shall be held as proceeds from the sale of Mortgaged Property and applied in accordance with Section 4.9.

      If any action, suit, proceeding, motion, or notice shall be commenced or filed with respect to the Landlord in connection with any case under the Bankruptcy Code, the Grantor shall participate in any such litigation to an extent and in a manner acceptable to Beneficiary. The Grantor shall not commence any action, suit, proceeding, or case, or file any application or make any motion, in respect of the Lease Agreement in any such case under the Bankruptcy Code without first obtaining the prior written consent of Beneficiary.

      The Grantor shall promptly after obtaining knowledge thereof notify Beneficiary of any filing by or against the Landlord of a petition under the Bankruptcy Code, setting forth any information available to the Grantor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. The Grantor shall also promptly, after the Grantor's receipt, deliver to Beneficiary any and all notices, summonses, pleadings, applications, and other documents received by the Grantor in connection with any such petition and in connection with any proceedings relating thereto.

      If there shall be filed by or against the Grantor a petition under the Bankruptcy Code, and the Grantor, as lessee under the Lease Agreement, shall determine to reject the Lease Agreement pursuant to Section 365(a) of the Bankruptcy Code, the Grantor shall give Beneficiary prior written notice of the date on which the Grantor shall apply to the Bankruptcy Court for authority to reject the Lease Agreement. Such date of application by the Grantor shall not be less than ten (10) days from the date such written notice is received by Beneficiary. Beneficiary shall have the right, but not the obligation, to serve upon the Grantor, prior to the date the Grantor has indicated as the date on which the Grantor shall apply to the Bankruptcy Court for authority to reject the Lease Agreement, a written notice stating: (a) that Beneficiary demands that the Grantor assume and assign the Lease Agreement to Beneficiary pursuant to Section 365 of the Bankruptcy Code; and (b) that Beneficiary covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Lease Agreement. If Beneficiary serves upon the Grantor the written notice described in the preceding sentence, the Grantor shall not seek to reject the Lease Agreement and shall comply with the demand provided for in clause (a) of the preceding sentence within thirty (30) days after such written notice shall have been given subject to the performance by Beneficiary of the covenant provided for in clause (b) of the preceding sentence.

      Effective upon the entry of any order for relief with respect to the Grantor under Chapter 7 of the Bankruptcy Code, the Grantor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the Bankruptcy Court under Subsection 365(d)(1) of the Bankruptcy Code for an order extending the period during which the Lease Agreement may be rejected or assumed.

    Other Covenants. All of the covenants in the Loan Documents to which Grantor is a party are expressly incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land.

  DEFAULT AND FORECLOSURE

    Remedies. If an Event of Default shall occur and be continuing, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any one or more of the following rights, remedies and recourses:

      Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

      Entry Upon Mortgaged Property. Enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent thereto, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.

      Operation of Mortgaged Property. Hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable), and apply all Rents and other amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 4.9 hereinbelow.

      Foreclosure and Sale. Sell or offer for sale the Mortgaged Property (i) in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction at the county courthouse of any county in which any of the Land to be sold is situated, in the area in such courthouse or other area designated for real property foreclosure sales in accordance with applicable law (or in the absence of any such designation, in the area set forth in the notice of sale hereinafter described), on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M. (commencing no earlier than such time as may be designated in the hereinafter described notice of sale), after giving legally adequate notice of the time, place and terms of sale and that portion of the Mortgaged Property to be sold, by (1) posting or causing to be posted written or printed notices thereof at least 21 days before the date of said sale at the county courthouse door of each county in which the Land is situated, (2) filing or causing to be filed a copy of such notice in the office of the county clerk of each county in which the Land is situated at least 21 days before the date of such sale, and (3) at least 21 days before the date of such sale, serving written notice (by the Beneficiary or any person chosen by the Beneficiary) of such proposed sale by certified mail on each debtor obligated to pay the indebtedness evidenced by the Loan Documents according to the records of Beneficiary's mortgage servicer; such notice shall designate the earliest time at which the sale will begin; service of such notice to each debtor to be completed upon deposit of the notice, marked certified mail, enclosed in a postpaid wrapper, properly addressed to each debtor at the most recent address as shown by the records of Beneficiary's mortgage servicer, in a post office or official depository under the care and custody of the United States Postal Service (it being expressly understood that the affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of such service), or (ii) accomplishing all or any of the aforesaid in such manner as permitted or required by Section 51.002 of the Property Code of the State of Texas (as amended and in effect from time to time and/or any successor statute; herein called the "Property Code") relating to the sale of real estate or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or as may be hereafter amended), or by any other present or subsequent articles or enactments relating to same; provided, however, that nothing contained in this Section 4.1(d) shall be construed so as to limit in any way Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the State of Texas or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale (i) whether made under the power herein contained, the aforesaid Property Code Section 51.002, the Texas Business and Commerce Code or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a special warranty of title, binding upon Grantor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall constitute prima facie evidence of the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.9 hereof) in lieu of cash payment.

      Receiver. Make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness or the solvency of any person or entity liable for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.9 hereinbelow. The right to the appointment of a receiver shall apply regardless of whether Beneficiary has commenced procedures for the foreclosure of the liens and security interests created herein, or has commenced any other legal proceedings to enforce payment of the Indebtedness or performance or discharge of the Obligations, and shall also apply upon the actual or threatened waste to any part of the Mortgaged Property.

      Foreclosure for Installments. Beneficiary shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire Indebtedness due and payable; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

      Other. Exercise any and all other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

    Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

    Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the UCC in effect and applicable to the Mortgaged Property or any portion thereof) and same: (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against Grantor or others obligated for payment of the Indebtedness, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

    No Conditions Precedent to Exercise of Remedies. Neither Grantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness or fulfillment of all or any of the Obligations shall be relieved of such obligation by reason of: (a) the failure of Trustee to comply with any request of Grantor or any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provisions of the other Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other person, and in such event Grantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Obligations.

    Release of and Resort to Collateral. Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness or the performance of the Obligations. For payment of the Indebtedness, Beneficiary may resort to any other security therefor held by Beneficiary or Trustee in such order and manner as Beneficiary may elect.

    Waiver of Redemption, Notice and Marshaling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases: (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Beneficiary's intention to accelerate maturity of the Indebtedness or of Beneficiary's election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents; and (c) any right to a marshaling of assets or a sale in inverse order of alienation.

    Discontinuance of Proceedings. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

    Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 4.1(d), shall become the legal owner of the Mortgaged Property. Except for tenants holding under Leases (if any) not subject to being extinguished by virtue of a foreclosure of this Deed of Trust, all occupants of the Mortgaged Property or any part thereof shall become tenants at sufferance of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any Justice Court having jurisdiction over the Mortgaged Property. Furthermore, the purchaser at any such foreclosure sale of the Mortgaged Property shall not be obligated to perform or discharge any obligation, duty or liability under the Leases, including, without limitation, the obligation to return any deposits made by tenants under the Leases, or to reimburse any tenants under the Leases for any expenditures made by such tenant for improvements to the spaces being leased by the tenants under the Leases.

    Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of, the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law or by the Credit Agreement:

      first, to that portion (if any) of the Indebtedness then remaining unpaid (including without limitation principal and accrued interest and the costs and expenses of taking possession of the Mortgaged Property and of holding, managing, operating, using, leasing, repairing, improving and selling the same, including by way of illustration but not by way of limitation any one or more of the following to the extent Beneficiary deems appropriate: (i) reasonable trustees' and receivers' fees, (ii) court costs, (iii) reasonable attorneys', brokers', managers', accountants' and appraisers' fees and expenses, (iv) costs of advertisement, and (v) the payment of any and all real estate ad valorem taxes and similar impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Deed of Trust except those to which the Mortgaged Property has been or will be sold subject to and without in any way implying Beneficiary's prior consent to the creation thereof) as to which the Loan Parties (or any of them) are not fully personally liable, it being agreed that the application of such proceeds shall be in such a manner as to preserve (and not extinguish or reduce) the Loan Parties' personal liability under the Loan Documents until all the Indebtedness as to which the Loan Parties are not personally liable has been paid in full;

      second, to the payment of that portion of the Indebtedness as to which the Loan Parties (or any of them) are fully liable;

      third, to the extent permitted by law and funds are available therefor out of the sale proceeds or the Rents, to the payment of any indebtedness or obligation secured by a subordinate deed of trust on or security interest covering the Mortgaged Property if Beneficiary has actual knowledge of such subordinate deed of trust or security interest (but without in any way implying Beneficiary's prior consent to the creation thereof); and

      fourth, the balance, if any, to the payment of the persons legally entitled thereto, which may include Grantor.

    Additional Advances and Disbursements; Costs of Enforcement.

      If any Event of Default exists, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary under this Section 4.10, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Post-Default Rate (as calculated pursuant to Section 3.02(c) of the Credit Agreement), and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

      Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

    No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

  ASSIGNMENT OF LEASES and Rents

    Assignment of Leases and Rents. Grantor hereby assigns to Beneficiary the Rents and all of Grantor's rights in and under all Leases as further security for the payment of the Indebtedness and the performance of the Obligations, and Grantor grants to Beneficiary the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness and Obligations. The foregoing assignment and grant is present and absolute (and not only as collateral) and shall continue in effect until the Indebtedness and all of the Obligations are fully paid and performed, but Beneficiary hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and Grantor shall have a revocable license to collect, receive, use and retain the Rents unless an Event of Default has occurred and for so long as such Event of Default continues; such right of Grantor to collect, receive, use and retain the Rents may be revoked by Beneficiary upon the occurrence and during the continuance of any Event of Default by giving not less than two (2) days' written notice of such revocation to Grantor. In the event such notice is given, Grantor shall pay over to Beneficiary, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Beneficiary, or to any such receiver, the fair and reasonable rental value as determined by Beneficiary for the use and occupancy of such part of the Mortgaged Property as may be in the possession of Grantor or any affiliate of Grantor, and upon default in any such payment Grantor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Beneficiary or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Grantor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

    No Impairment by Grantor. Grantor has not done, nor shall it do, any act that would prevent Beneficiary from, or limit Beneficiary in, acting under any of the provisions of the foregoing assignment.

    No Claims. No action has been brought or, so far as is known to Grantor, is threatened, that would interfere in any way with the right of Grantor to execute the foregoing assignment and perform all of Grantor's obligations contained in this Article 5 and in the Leases.

    No Merger of Estates. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any lessee or any third party by purchase or otherwise.

    No Liability of the Beneficiary. The Beneficiary's acceptance of this assignment shall not be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate the Beneficiary to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by the Beneficiary. The Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property, or for the Beneficiary's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases or the Rents nor enforcement of the Beneficiary's rights regarding Leases and Rents (including collection of Rents) nor possession of the Mortgaged Property by the Beneficiary nor the Beneficiary's consent to or approval of any Lease (nor all of the same), shall render the Beneficiary liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If the Beneficiary seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. The Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of the Beneficiary under this Article 5 shall be cumulative of all other rights of the Beneficiary under the Loan Documents or otherwise.

  SECURITY AGREEMENT

    Security Interest. This Deed of Trust shall be construed as a deed of trust on real property and it shall also constitute and serve (a) as a security agreement on personal property within the meaning of, and shall constitute a first and prior security interest under, the UCC with respect to that portion of the Mortgaged Property within the scope of the UCC (collectively, the "UCC Property") and (b) as an assignment of rents and leases of the Rents and Leases. To this end, Grantor has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, AND SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER AND SET OVER, unto Trustee and unto Beneficiary a first and prior security interest and all of Grantor's right, title and interest in, to and under the Personalty, Fixtures, Plans, Leases and Rents and the other UCC Property to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations.

    Financing Statements. Grantor hereby irrevocably authorizes Beneficiary at any time and from time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Mortgaged Property, without the signature of Grantor where permitted by law. Grantor agrees to furnish Beneficiary, promptly upon request, with any information required by Beneficiary to complete such financing or continuation statements. If Beneficiary has filed any initial financing statements or amendments in any UCC jurisdiction prior to the date hereof, Grantor ratifies and confirms its authorization of all such filings. Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Beneficiary, and agrees that it will not do so without Beneficiary's prior written consent, subject to Grantor's rights under Section 9-509(d)(2) of the UCC. Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such additional financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

    Uniform Commercial Code Remedies. Beneficiary and/or Trustee shall have all the rights, remedies and recourses with respect to the UCC Property afforded to it by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents.

    No Obligation of Trustee or Beneficiary. The assignment and security interest herein granted shall not be deemed or construed to constitute Trustee or Beneficiary as a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease the Mortgaged Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

    Fixture Filing. A part of the Mortgaged Property is or is to become fixtures pursuant to applicable Law. In this regard, to the extent that the Mortgaged Property includes items of personal property which are or are to become fixtures under applicable Law, and to the extent permitted under applicable Law, the filing hereof in the real estate records of the county in which such Mortgaged Property is located shall also operate from the time of filing as a "fixture filing" for all purposes under the UCC with respect to such Mortgaged Property, and the following information is applicable for the purpose of such fixture filing, to wit:

    Name and Address of the debtor:

    The Grantor having the address described in the Preamble hereof.

    The Grantor is a limited liability company organized under the laws of the State of Delaware whose Organization Number is 4625313

Name and Address of the secured party: The Beneficiary having the address described in the Preamble hereof, from which address information concerning the security interest may be obtained.

    This Financing Statement covers the following types or items of property:

    The Mortgaged Property. This instrument covers goods or items of personal property which are or are to become fixtures upon the real property included in the Mortgaged Property.

    The name of the record owner of the real property on which such fixtures are or are to be located is: PORT OF HOUSTON AUTHORITY OF HARRIS COUNTY, TEXAS, a body politic and a governmental subdivision of the State of Texas

    Remedies. If an Event of Default remains uncured, Beneficiary may elect, in addition to exercising any and all other rights, remedies and recourses set forth in Article 4 or elsewhere in this Deed of Trust, to collect and receive all of the Rents and to proceed in the manner set forth in Section 9.604 of the UCC in effect relating to the procedure to be followed when a security agreement covers both real and personal property. Except as otherwise set forth in this Section 6.6, at any foreclosure and sale as described in Section 4.1(d) hereinabove, it shall be deemed that the Trustee proceeded under such Section 9.604 and that such sale passed title to all of the Mortgaged Property and other property described herein to the purchaser thereat, including without limitation, the UCC Property. Beneficiary, acting by and through the Trustee or any other representative, may elect either prior to or at such sale not to proceed under such Section 9.604 by notifying Grantor of the manner in which Beneficiary intends to proceed with regard to the UCC Property.

    Location of Chief Executive Office. Grantor hereby warrants and represents to Beneficiary that Grantor's chief executive office is located at the address set forth in the opening recital of this Deed of Trust and that it is organized under the laws of the State of Delaware. Grantor shall notify Beneficiary immediately if Grantor changes the location of its chief executive office or its state of organization.

  HAZARDOUS MATERIALS

    Definitions. Grantor, Beneficiary and Trustee agree that, for purposes of this Article 7 only, the following terms shall have the meaning herein specified:

      "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Mortgaged Property.

      "Environmental Laws" shall mean all laws, ordinances, orders, interpretations, rules and regulations of any Governmental Authority applicable to Grantor or the Mortgaged Property relating to human health or the environment, including, without limitation, RCRA and CERCLA (as hereinafter defined), the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., all as now or hereafter amended, as well as any common law or any other rule of law of any Governmental Authority applicable to the Grantor or the Mortgaged Property and relating to human health or the environment.

      "Hazardous Materials" shall mean any of the following: (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder ("RCRA"); (ii) any "hazardous substance", "pollutant" or "contaminant", as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder ("CERCLA"); (iii) asbestos (whether or not friable) and asbestos-containing materials; (iv) any volatile organic compounds, including oil and petroleum products; (v) any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, urea formaldehyde foam insulation and chemical, biological and radioactive wastes; (vi) radon gas; (vii) any other substance the presence of which on the Mortgaged Property is prohibited by any Environmental Laws; and (viii) any other substance which by any Environmental Laws requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal. However, for the purposes of the representations, warranties and covenants, but not the indemnification obligations, set forth in this Deed of Trust, the term "Hazardous Materials" shall not include materials, chemicals or substances normally used in connection with the use, management, operation, or ownership of the Mortgaged Property, provided that such materials, chemicals or substances are stored, handled and used in a safe and prudent manner and in accordance with all Environmental Laws.

      "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of the Land, facilities, soil, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating or otherwise released from the Mortgaged Property.

      "Environmental Reports" shall mean any environmental reports relating to the Land (which, for all purposes of this Article 7 is deemed to include the Improvements and the Fixtures) provided to Beneficiary by Grantor prior to the effective date hereof.

    Grantor's Warranties. Grantor hereby represents and warrants that:

      Grantor has performed or caused to be performed reasonable investigations, studies and tests as to any possible environmental contamination, remedial obligation, liabilities or problems with respect to the Land and such investigations, studies and tests have disclosed no Hazardous Materials or Violations of Environmental Laws, except as set forth in the Environmental Reports. As used in this Article 7, any references to "Violations" of an Environmental Law shall also include any failure to comply with any such Environmental Law and any act, omission or condition which subjects any past, present or future owner or operator of, or lienholder secured by, the Land, to liability, or imposes remedial obligations on such owner, operator or lienholder, under such Environmental Law.

      Except as set forth in the Environmental Reports, to the knowledge of Grantor, there have been no releases of Hazardous Materials either at, upon, under or within the Land, and no Hazardous Materials have migrated to the Land from neighboring properties.

      Except as set forth in the Environmental Reports, to the knowledge of Grantor, no Hazardous Materials are located on or have been stored, processed or disposed of on, or released or discharged from (including discharges to groundwater), the Land or any other adjoining property currently owned or operated by Grantor or any affiliate of Grantor, and no above or underground storage tanks exist on the Land.

      Grantor has not received notice from any Governmental Authority, any tenant or other occupant of the Mortgaged Property or from any other person with respect to any release of Hazardous Materials at, upon, under or within the Land, and no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Land. The Land is not currently on, and has never been on, any federal or state "Superfund" or "Superlien" list.

      Except as set forth in the Environmental Reports, Grantor possesses all permits, licenses, registrations, and similar authorizations required to operate the Mortgaged Property under Environmental Laws, and the Mortgaged Property and all operations conducted thereon are currently in compliance with all Environmental Laws.

      Except as set forth in the Environmental Reports, neither Grantor nor, to the knowledge of Grantor, any prior owner or operator of the Mortgaged Property has been or is involved in operations at the Land which could lead to the imposition on Grantor or any subsequent owner of the Land of liability under Environmental Laws.

    Grantor's Covenants. Grantor hereby covenants and agrees as follows:

      Grantor will strictly comply with all Environmental Laws, and, as soon as practicable, will notify Beneficiary of the presence of or any release of Hazardous Materials at, upon, under or within the Land, or of the receipt by Grantor of any notice from any Governmental Authority or from any tenant or other occupant or from any other person with respect to any alleged such release or presence, promptly upon discovery of such release or presence or receipt of such notice, and will send to Beneficiary copies of all results of environmental assessments and tests at the Land. Without limiting the generality of the foregoing, Grantor, as soon as practicable, will give to Beneficiary notice of the commencement of any litigation or threat of litigation relating to any alleged release of any Hazardous Materials at, upon, under or within the Land. Grantor, as soon as practicable, will deliver to Beneficiary any documentation or records Beneficiary may reasonably request and which are susceptible of being obtained by Grantor without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same in connection with all such notices, inquiries, and communications, and shall endeavor to advise Beneficiary of any subsequent developments.

      Grantor shall, at its own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Land or any other Section 7.3 Property (as hereinafter defined), including all removal, containment and remedial action in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Beneficiary), and shall further pay or cause to be paid at no expense to Beneficiary all clean-up, administrative, and enforcement costs of all Governmental Authorities or the parties protected by Environmental Laws which may be asserted against the Land or any other Section 7.3 Property, the owner or operator thereof or a lienholder secured thereby. All costs (including, without limitation, those costs described above), damages, liabilities, losses, claims, expenses (including, without limitation, reasonable attorneys' fees and disbursements) which are reasonably incurred by Beneficiary, without the requirement that Beneficiary wait for the ultimate outcome of any litigation, claim or other proceeding, shall be paid by Grantor to Beneficiary within ten (10) days after written notice to Grantor from Beneficiary itemizing the amounts incurred to the effective date of such notice, with interest thereon commencing ten (10) days after the effective date of such notice at the default or post-maturity rate of interest provided for in the Loan Documents. Until such amounts shall be paid by Grantor, they shall be added to and become a part of the Indebtedness secured hereby. As used herein, the term "Section 7.3 Property" shall mean any property (other than the Land) owned or operated by Grantor or any affiliate of Grantor to the extent that any Governmental Authority could obtain a lien on the Land for the clean-up, removal, containment or any remedial action with respect to such other property in accordance with applicable Environmental Laws.

      Grantor will notify Beneficiary in writing, as soon as practicable, upon learning that any information provided by Grantor in connection with the loan evidenced by the Loan Documents either was not true in any material respect when made or is no longer true in any material respect.

    Site Assessments. If Beneficiary reasonably believes that there exists on the Mortgaged Property any environmental condition which could reasonably be expected to result in any material liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any Environmental Laws (a "Material Condition"), Beneficiary (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract for the services of persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Mortgaged Property for the purpose of determining whether there exists a Material Condition. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor (including, without limitation, those designed to prevent unreasonable interference with use of the Mortgaged Property) which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below ground testing for environmental damage or the presence of Hazardous Materials on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property in Grantor's possession as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. If such Site Assessment discloses that the Mortgaged Property is in Violation of any Environmental Law, then the cost of performing such Site Assessments shall be paid by Grantor to Beneficiary within ten (10) days after notice to Grantor from Beneficiary itemizing the amounts incurred to the effective date of such notice, with interest thereon commencing ten (10) days after the effective date of such notice at the default or post-maturity rate of interest provided for in the Loan Documents. If Grantor is not obligated to pay the cost of performing such Site Assessment pursuant to the immediately preceding sentence, Beneficiary shall pay such cost. Until such amounts shall be paid by Grantor, they shall be added to and become a part of the indebtedness secured hereby.

    INDEMNIFICATION. GRANTOR SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE FROM AND AGAINST, AND GRANTOR SHALL BE RESPONSIBLE FOR, ANY AND ALL LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITY), ACTIONS, DEMANDS, PENALTIES, FINES, LOSSES, COSTS OR EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' AND EXPERTS' FEES AND EXPENSES, CLEAN-UP COSTS, WASTE DISPOSAL COSTS AND OTHER SIMILAR COSTS), SUITS, COSTS OF ANY SETTLEMENT OR JUDGMENT AND CLAIMS OF ANY AND EVERY KIND WHATSOEVER, WHETHER ARISING IN EQUITY, AT COMMON LAW, OR BY STATUTE, OR UNDER THE LAW OF CONTRACTS, TORTS (INCLUDING WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY WITHOUT REGARD TO FAULT) OR PROPERTY, OF EVERY KIND OR CHARACTER (COLLECTIVELY, THE "SECTION 7.5 LOSSES") WHICH MAY NOW OR IN THE FUTURE (WHETHER BEFORE OR AFTER THE RELEASE OF THIS DEED OF TRUST) BE PAID, INCURRED OR SUFFERED BY OR ASSERTED OR AWARDED AGAINST EACH INDEMNITEE BY ANY PERSON OR ENTITY OR GOVERNMENTAL AUTHORITY AS A RESULT OF, OR ARISING OUT OF, THE PRESENCE ON OR UNDER, OR THE ESCAPE, SEEPAGE, LEAKAGE, SPILLAGE, DISCHARGE, EMISSION OR RELEASE (COLLECTIVELY, THE "RELEASE") FROM THE MORTGAGED PROPERTY OF ANY HAZARDOUS MATERIALS OR ANY HAZARDOUS MATERIALS CONTAMINATION OR ARISE OUT OF OR RESULT FROM THE ENVIRONMENTAL CONDITION OF THE MORTGAGED PROPERTY OR THE APPLICABILITY OF ANY ENVIRONMENTAL LAWS RELATING TO HAZARDOUS MATERIALS (INCLUDING, WITHOUT LIMITATION, CERCLA OR ANY FEDERAL, STATE OR LOCAL SO-CALLED "SUPERFUND" OR "SUPERLIEN" LAWS, STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE), PRESENT AT OR RELEASED FROM THE MORTGAGED PROPERTY, REGARDLESS OF WHETHER CAUSED BY OR WITHIN THE CONTROL OF GRANTOR OR EACH INDEMNITEE, AND NOTWITHSTANDING THE NEGLIGENCE OR STRICT LIABILITY (WITHOUT REGARD TO FAULT) OF EACH INDEMNITEE. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNITEE WITH RESPECT TO SECTION 7.5 LOSSES WHICH ARE CAUSED BY OR ARISE OUT OF IN WHOLE OR IN PART THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNITEE. HOWEVER, SUCH INDEMNITY SHALL NOT APPLY TO A PARTICULAR INDEMNITEE TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT PARTICULAR INDEMNITEE. IN ADDITION, AND FURTHER NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 7.5, GRANTOR SHALL NOT BE OBLIGATED TO INDEMNIFY EACH INDEMNITEE FROM ANY SECTION 7.5 LOSSES TO THE EXTENT PROVEN TO HAVE RESULTED FROM THE RELEASE OF HAZARDOUS MATERIALS OR ANY HAZARDOUS MATERIALS CONTAMINATION WHICH (I) FIRST BEGINS AFTER THE CUT-OFF DATE AND (II) IS PROVEN NOT TO HAVE BEEN CAUSED BY GRANTOR OR ANY EMPLOYEE, OFFICER, PARTNER, AGENT, INDEPENDENT CONTRACTOR, TENANT, INVITEE OR OCCUPANT OF GRANTOR. GRANTOR SHALL HAVE THE BURDEN OF PROVING THAT THE CONDITIONS IN THE FOREGOING CLAUSES (I) AND (II) ARE SATISFIED, AND SHALL CONTINUE TO DEFEND, INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE FOR ALL MATTERS SET FORTH IN THIS SECTION 7.5 UNLESS AND UNTIL A COURT OF COMPETENT JURISDICTION ISSUES A FINAL, NON-APPEALABLE ORDER THAT GRANTOR HAS MET THIS BURDEN. THE TERM "CUT-OFF DATE" MEANS THE EARLIER OF: (1) THE DATE ON WHICH GRANTOR, ITS AGENTS, AFFILIATES, EMPLOYEES AND INDEPENDENT CONTRACTORS SURRENDER POSSESSION OF THE MORTGAGED PROPERTY TO BENEFICIARY, AN AFFILIATE OF BENEFICIARY OR THE PURCHASER AT ANY SUCH FORECLOSURE SALE FOLLOWING EITHER (Y) A FORECLOSURE SALE OF THE MORTGAGED PROPERTY OR (Z) THE ACCEPTANCE BY BENEFICIARY OR AN AFFILIATE OF BENEFICIARY OF THE MORTGAGED PROPERTY BY DEED OR ASSIGNMENT OF THE LEASE AGREEMENT IN LIEU OF FORECLOSURE OR OTHERWISE; OR (2) THE DATE ON WHICH GRANTOR HAS CONVEYED TITLE TO THE PROPERTY TO A BONA FIDE ARMS-LENGTH PURCHASER FOR VALUE WHO IS NOT AN AFFILATE OF GRANTOR. THE PROVISIONS OF THIS ARTICLE 7 REPRESENT A FAIR AND REASONABLE ALLOCATION OF RESPONSIBILITY AND RISK RELATING TO HAZARDOUS MATERIALS, HAZARDOUS MATERIALS CONTAMINATION, ENVIRONMENTAL LAWS AND THE ENVIRONMENTAL CONDITION OF THE MORTGAGED PROPERTY.

    Cure Violations of Environmental Laws. If Grantor fails to comply with the requirements of any Environmental Laws applicable to the Mortgaged Property, Beneficiary shall have the right (but not the obligation) prior or subsequent to an Event of Default, to give such notices or cause such work to be performed at, upon, under or within the Land, or to take any and all other actions as Beneficiary deems necessary, to cure said failure of compliance. However, except in the case of an emergency or other circumstances which, in Beneficiary's reasonable judgment, require quicker action, or except if any Event of Default then remains uncured under the Loan Documents, Beneficiary will not undertake any such work or other actions without first giving Grantor written notice of Grantor's failure to comply and ten (10) days after such notice (or such longer period of time as is reasonably necessary to cure such non-compliance if such non-compliance is curable but cannot be cured within such ten (10) day period, and Grantor promptly commences and diligently pursues the curing of such non-compliance) to cure such non-compliance. All reasonable amounts paid or incurred by Beneficiary in the exercise of any such rights shall be paid by Grantor to Beneficiary within ten (10) days after notice to Grantor from Beneficiary itemizing the amounts incurred to the effective date of such notice, with interest thereon commencing ten (10) days after the effective date of such notice at the default or post-maturity rate of interest provided for in the Loan Documents. Until such amounts shall be paid by Grantor, they shall be added to and become a part of the Indebtedness secured hereby.

    The representations, warranties, covenants, indemnifications, and other obligations of the Grantor contained in this Article 7 shall survive the foreclosure of this Deed of Trust and shall further survive the repayment of the Indebtedness, the termination hereof and the discharge of the Obligations under this Deed of Trust and the other Loan Documents.

  CONCERNING THE TRUSTEE

    Certain Rights. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by it in the performance of its duties, including those arising from the sole, joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result from Trustee's gross negligence or willful misconduct hereunder. Grantor's obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

    Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by it hereunder.

    Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, with or without cause, Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized officer or agent of Beneficiary and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the Beneficiary.

    Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

    Trustee Liability. TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER, NOTWITHSTANDING THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OF TRUSTEE. TRUSTEE SHALL NOT BE PERSONALLY LIABLE IN CASE OF ENTRY BY IT, OR ANYONE ENTERING BY VIRTUE OF THE POWERS HEREIN GRANTED IT, UPON THE MORTGAGED PROPERTY FOR DEBTS CONTRACTED OR LIABILITY OR DAMAGES INCURRED IN THE MANAGEMENT OR OPERATION OF THE MORTGAGED PROPERTY. HOWEVER, THE AFOREMENTIONED EXCULPATION FROM LIABILITY IN THIS SECTION 8.5 SHALL not apply to THE EXTENT OF ANY ACT OR OMISSION OF THE TRUSTEE THAT IS A RESULT OF THe gross negligence or willful misconduct of THE TRUSTEE. TRUSTEE SHALL HAVE THE RIGHT TO RELY ON ANY INSTRUMENT, DOCUMENT OR SIGNATURE AUTHORIZING OR SUPPORTING ANY ACTION TAKEN OR PROPOSED TO BE TAKEN BY IT HEREUNDER, BELIEVED BY IT IN GOOD FAITH TO BE GENUINE. TRUSTEE SHALL BE ENTITLED TO REIMBURSEMENT FOR EXPENSES INCURRED BY IT IN THE PERFORMANCE OF ITS DUTIES HEREUNDER (INCLUDING WITHOUT LIMITATION ANY AMOUNTS PAYABLE TO ATTORNEYS, ACCOUNTANTS, ENGINEERS OR OTHERS SELECTED BY TRUSTEE TO AID TRUSTEE IN THE PERFORMANCE OF ITS DUTIES HEREUNDER) AND TO REASONABLE COMPENSATION FOR SUCH OF ITS SERVICES HEREUNDER AS SHALL BE RENDERED. GRANTOR WILL, FROM TIME TO TIME, PAY THE COMPENSATION DUE TO TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR, AND SAVE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY IT IN THE PERFORMANCE OF ITS DUTIES. GRANTOR HEREBY ABSOLUTELY RATIFIES AND CONFIRMS ANY AND ALL ACTS THAT THE TRUSTEE OR ANY SUCCESSOR OR SUBSTITUTE TRUSTEE MAY LAWFULLY DO BY VIRTUE OF THIS DEED OF TRUST. THE FOREGOING OBLIGATION ON THE PART OF GRANTOR TO REIMBURSE TRUSTEE FOR, AND SAVE TRUSTEE HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY IT IN THE PERFORMANCE OF ITS DUTIES SHALL APPLY WITH RESPECT TO SUCH LIABILITIES AND EXPENSES THAT ARISE OUT OF IN WHOLE OR IN PART THE NEGLIGENCE OF THE TRUSTEE. HOWEVER, SUCH OBLIGATION SHALL NOT APPLY TO THE EXTENT THAT SUCH LIABILITIES OR EXPENSES ARISE OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE TRUSTEE.

  MISCELLANEOUS

    Notices. Any notice required or permitted to be given under this Deed of Trust shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 9.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth on the first page of this Deed of Trust. Any communication so addressed and mailed shall be deemed to be given on the earliest of  when actually delivered,  on the first Business Day (as defined in the Credit Agreement) after deposit with an overnight air courier service, or  on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, Beneficiary or Grantor, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified in the Credit Agreement and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 9.1. Any party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

    Performance at Grantor's Expense. The cost and expense of performing or complying with any and all of the Obligations shall be borne solely by Grantor, and no portion of such cost and expense shall be, in any way or to any extent, credited against the Indebtedness.

    Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the Loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full (it being acknowledged that certain Obligations shall survive the repayment of the Indebtedness as provided herein and in the other Loan Documents).

    Recording and Filing. Grantor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

    Covenants Running with the Land. All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Beneficiary has or will consent to any such conveyance or transfer of the Mortgaged Property).

    Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney in fact, which agency is coupled with an interest,  to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary,  upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose,  to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the collateral, and  while any Event of Default exists and is continuing, to perform any obligation of Grantor hereunder; however:  Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor;  any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the Default Rate;  Beneficiary as such attorney in fact shall only be accountable for such funds as are actually received by Beneficiary; and  Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

    Beneficiary's Right to Perform the Obligations. If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon or in the Land and Improvements for such purpose and to take all such action thereon and with respect to the Mortgaged Property as Beneficiary may reasonably deem necessary or appropriate. However, except in the case of an emergency or other circumstances which, in Beneficiary's reasonable judgment, require prompt action to avoid injury to persons or damage to the Mortgaged Property, Beneficiary shall not make any such payment or perform any such act pursuant to this Section 9.7 unless an Event of Default then exists. If Beneficiary shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. All sums paid by Beneficiary pursuant to this Section 9.7 and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, and all reasonable attorneys' fees and expenses incurred by Beneficiary in enforcing the provisions of or otherwise preserving the Loan Documents or appearing in any suit or action relating to the Loan Documents or the Mortgaged Property, together with interest thereon at the default rate or post-maturity rate of interest provided for in the Loan Documents from the date of such payment or expenditure, shall constitute additions to the Indebtedness, shall be secured by the Loan Documents and shall be paid by Grantor to Beneficiary upon demand. In addition, Beneficiary shall be subrogated to all liens, equities and claims of any person to whom any payments are made pursuant to this Section 9.7.

    Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

    No Waiver. Any failure by Trustee or Beneficiary to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Trustee or Beneficiary shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

    Subrogation. If any or all of the proceeds of the Indebtedness have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, the Indebtedness and this Deed of Trust shall be subrogated to all of the rights, claims, liens, titles and interests (herein collectively called the "Prior Liens") heretofore existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed, regardless of whether same have been released of record, and the Prior Liens, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the satisfaction of the Obligations.

    Credit Agreement. If any conflict or inconsistency exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

    Release or Reconveyance. If all of the Indebtedness be paid as the same becomes due and payable and all of the Obligations (including, without limitation, all of the covenants, warranties, undertakings and agreements made in this Deed of Trust) are kept and performed, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights that are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by the Beneficiary in due form at Grantor's cost.

    Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary.

    Obligations of Grantor, Joint and Several. If more than one person or entity has executed this Deed of Trust as "Grantor," the obligations of all such persons or entities hereunder shall be joint and several.

    Governing Law. This Deed of Trust shall be governed by the laws of the State of Texas without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.

    Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

    No Partnership. Nothing contained in the Loan Documents is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association between Grantor, Trustee and Beneficiary, or in any way make Beneficiary or Trustee co-principals with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

    Gender. Each gender used herein shall include and apply to all genders, including the neuter.

    Agents. Any right, remedy, privilege, duty or action available to or to be performed by Beneficiary under the Loan Documents may, if and to the extent determined by Beneficiary, be exercised or performed by any agent, attorney, correspondent or other representative of Beneficiary.

    Subordination by Beneficiary. From time to time at Beneficiary's option, by instrument executed by Beneficiary and recorded in the real property records where this Deed of Trust has been recorded, Beneficiary may subordinate the lien created by this Deed of Trust to any interest in the Mortgaged Property, including, without limitation, any or all leases relating to any part or all of the Mortgaged Property. Any such subordination shall be solely at Beneficiary's option, and in no event shall Beneficiary be obligated to subordinate the lien created by this Deed of Trust.

    No Presumption Arising. Although the initial draft of the Loan Documents was drafted by Beneficiary and its legal counsel, Grantor and Grantor's legal counsel have had full opportunity to review, negotiate and approve the final form of the Loan Documents. Accordingly, in the event of any ambiguity in the construction or interpretation of any provision of this Deed of Trust, or the Loan Documents, no presumption shall be indulged in favor of either party in the resolution of such ambiguity.

    Waiver of Deficiency Offset. To the maximum extent permitted by applicable law, Grantor hereby waives any right to a determination of fair market value and to an offset against any deficiency resulting from a foreclosure sale of the Mortgaged Property (or any portion thereof) pursuant to Section 51.002 of the Texas Property Code, or pursuant to a judicial foreclosure, including, without limitation, any such rights that Grantor may otherwise have had under Section 51.003, Section 51.004 and/or Section 51.005 of the Property Code. Grantor expressly recognizes that this section will constitute a waiver of the above-cited provisions of the Property Code which would otherwise permit Grantor and other persons against whom recovery of deficiencies is sought or guarantors independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of foreclosure and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver will create an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Grantor, other borrowers on the Loan Documents, guarantors, and others against whom recovery of a deficiency is sought. Alternatively, in the event this waiver is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004, and 51.005 of the Property Code:

      The Mortgaged Property shall be to valued "AS IS" and "WITH ALL FAULTS" and there shall be no assumption of restoration of or refurbishment of improvements, if any, after the date of the foreclosure;

      There shall be an assumption of a prompt resale of the Mortgaged Property for an all cash sales price by the purchaser at the foreclosure sale (but no later than twelve (12) months following the foreclosure sale) so that no extensive holding period should be factored into the determination of "fair market value" of the Mortgaged Property;

      An offset to the fair market value of the Mortgaged Property as determined hereunder shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Mortgaged Property, including but not limited to brokerage commissions, title policy expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of property;

      The gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments, and other maintenance expenses;

      Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above; and

      After consideration of the factors required by law and those required above, and if not already taken into consideration, an additional discount factor shall be calculated based upon the estimated time it would take to effectuate such sale of the Mortgaged Property so that if appropriate, "fair market value" as so determined is discounted to be as of the date of the foreclosure sale of the Mortgaged Property.

    Entire Agreement and Modification. There are no oral agreements between the parties. The Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. The Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party. To the extent that Beneficiary is a "financial institution" as defined in Section 26.02 of the Texas Business & Commerce Code, the following shall apply: THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    Time is of the Essence. Time is of the essence in this Deed of Trust and in the other Loan Documents.

    Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

EXECUTED as of the date first above written.

WESTWAY TERMINAL COMPANY LLC, a Delaware limited liability company

By: __/s/ Thomas A. Masilla, Jr.____

Name: Thomas A. Masilla, Jr.

Title: Chief Financial Officer

STATE OF LOUISIANA S
S
PARISH OF ORLEANS S

This instrument was acknowledged before me on February _10_, 2010, by THOMAS A. MASILLA, JR., Chief Financial Officer of WESTWAY TERMINAL COMPANY LLC, a Delaware limited liability company, on behalf of said limited liability company.

__/s/ James E.A. Slaton_________

Notary Public, State of Louisiana

James E.A. Slaton

State of Louisiana - Bar No. 27880

My commission is issued for life

  LEGAL DESCRIPTION OF THE LAND

The tracts of real property covered by the following lease agreements:

HOUSTON 1

Lease Agreement (PHA #2006-0190) between Port of Houston Authority of Harris County, Texas and Westway Terminal Company LLC (as assignee of Westway Terminal Company, Inc.), dated 9/1/2006 (lease for 4.37 acres for storage of bulk liquid chemicals).

4.37 acres out of Manchester Wharves (Block 4) in Harris County, Texas, located at 9317 E Avenue S, Houston, TX 77012 and associated with tax parcel # 040-198-000-101, as more specifically described in Exhibit A-1.

HOUSTON 2

Lease Agreement (PHA #2000-0181-08) between Port of Houston Authority of Harris County, Texas and Westway Terminal Company LLC (as assignee of Westway Terminal Company, Inc.), dated 1/1/2008 (lease for 0.0861 of an acre for parking).

Approximately 0.0861of an acre out of Port of Houston Authority's Southside Property adjacent to Warf 1 in Harris County, Texas, as more specifically described in Exhibit A-2.

Lease Agreement (PHA #2004-0136-08) between Port of Houston Authority of Harris County, Texas and Westway Terminal Company LLC (as assignee of Westway Terminal Company, Inc.), dated 1/1/2008 (lease of 0.82 of an acre for bulk liquid storage operations).

Approximately 0.82 of an acre out of Port of Houston Authority's Southside Property in Harris County, Texas, divided among a 0.33 acre tract and a 0.49 acre tract, as more specifically described in Exhibit A-3.

Lease Agreement (PHA #2004-0135) between Port of Houston Authority of Harris County, Texas and Westway Terminal Company LLC (as assignee of Westway Terminal Company, Inc.), dated 11/1/2004 (lease of 1.28 acres and 640 lineal feet of rail).

Approximately 1.28 acres and 640 lineal feet of rail at Upper Level Road across from the guard house on Port of Houston Authority's Southside property, Avenue P, in Harris County, Texas, as more specifically described in Exhibit A-4.